Premises and Equipment	12 Months Ended
Dec. 31, 2012
Premises and Equipment

8. Premises and Equipment

The following table is a summary of premises and equipment.

	December 31,
	2012	2011
	(Dollars in thousands)
Land	$72,499	$64,226
Construction in progress	2,498	1,849
Buildings and improvements	135,840	114,081
Leasehold improvements	5,158	5,147
Equipment	51,548	36,212

Gross premises and equipment	267,543	221,515
Accumulated depreciation	(41,789)	(34,982)

Premises and equipment, net	$225,754	$186,533

The Company capitalized $0.1 million of interest on construction projects during each of the years ended December 31, 2012, 2011 and 2010. Included in occupancy expense is rent of $1.6 million, $2.0 million and $1.1 million incurred under noncancelable operating leases in 2012, 2011 and 2010, respectively, for leases of real estate, buildings and premises. These leases contain certain renewal and purchase options according to the terms of the agreements. Future amounts due under these noncancelable leases at December 31, 2012 are as follows: $1.1 million in 2013, $0.8 million in 2014, $0.7 million in 2015, $0.5 million in 2016, $0.4 million in 2017 and $1.2 million thereafter. Rental income recognized for leases of buildings and premises under operating leases was $1.2 million for 2012, $1.1 million for 2011 and $1.1 million for 2010.